                          FIRST AMENDMENT AND AGREEMENT
                          -----------------------------

     THIS FIRST AMENDMENT AND AGREEMENT is made as of the 19th day of July, 2002, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with its principal office at 111 Westminster Street, Providence, Rhode Island 02903 ("FPM"), and SEMX CORPORATION, a Delaware corporation with its principal office at One Labriola Court, Armonk, New York 10504 (the "Company").

                              W I T N E S S E T H:

     WHEREAS, FPM and the Company are parties to a certain Amended and Restated Consignment Agreement dated as of June 30, 2000 (as it has been or may be modified from time to time, the "Consignment Agreement"), pursuant to which FPM agreed to consign certain commodities to the Company upon the terms and conditions specified therein (the "Consignment Facility"); and

     WHEREAS, the Company's obligations under the Consignment Agreement are secured by that certain Security Agreement by and between FPM and the Company dated as of December 23, 1996 (as it has been or may be modified from time to time, the "Security Agreement"), pursuant to which the Company has granted to FPM a security interest in certain Collateral (as defined in the Security Agreement); and

     WHEREAS, the Consignment Agreement, the Security Agreement and all other agreements, instruments and documents executed in connection with the Consignment Agreement (as they have been or may be modified from time to time) are sometimes hereinafter collectively referred to as the "Consignment Documents"; and

     WHEREAS, the Company has also obtained financing pursuant to Revolving Credit, Term Loan and Security Agreement dated October 29, 1999 (as it may have been or may be modified or replaced from time to time, the "PNC Agreement") among the Company, PNC Bank, National Association, as Agent ("PNC") and certain others; and

     WHEREAS, the Company has requested that FPM waive certain Events of Default (as defined in the Consignment Agreement), and to modify certain aspects of the Consignment Documents; and

     WHEREAS, FPM has agreed to do so, but only on the terms and conditions set forth herein.

     NOW THEREFORE, for value received and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Consignment Limit. Section 1.10 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "1.10. 'Consignment Limit' means the lesser of:

         (a)   an amount equal to the lesser of:

               (i)  One Million Four Hundred Thousand Dollars ($1,400,000); or

               (ii) The value (as determined pursuant to Paragraph 2.2 hereof)
                    of up to Three Thousand Seven Hundred and Seventy-Six (3,676) fine troy ounces of gold minus the aggregate value of all Consigned Precious Metals returned to FPM pursuant to Paragraph 2.11(c) hereof; or

         (b) such other limit as FPM may approve in writing in its sole discretion."

     2. Maturity Date. Section 1.27 of the Consignment is hereby amended in its entirety to read as follows:

               "1.27 'Maturity Date' means August 16, 2002."

     3. Certain Definitions.

         (a) Section 1.32 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "1.32 'Security Agreement' means the Security Agreement dated December 23, 1996 of the Company in favor of FPM which secures the payment and performance of the Obligations, as the same may be amended from time to time."

         (b) Article 1 of the Consignment Agreement is hereby amended to add a new Section 1.35 to read as follows:

         "1.35. 'Consignment Documents' means this Agreement, the Security Agreement and any and all agreements, instruments and documents executed in connection herewith or therewith, all as they have been or may be modified from time to time."

     4. Payments of Purchase Price. Section 2.3(d) of the Consignment Agreement is hereby amended to delete the third sentence thereof and substitute the following sentences in its place:

         "All payments of purchase price for Consignment Precious Metal are to be made, by bank wire to a bank of FPM's designation or by direct debit or credit to an account maintained at a financial institution designated by FPM for such purpose, at or before the date and time of Company's purchase of such Metal or Company's withdrawal of such Metal from consignment under the Consignment Facility. Title to Consigned Precious Metal shall not pass to the Company until the full purchase price for the same had been paid to FPM in immediately available finds in accordance with this Agreement."

     5. Return of Consigned Precious Metal. Section 2.11 of the Consignment Agreement is hereby amended to add the following subsection 2.11(c):

         "(c) Commencing on Wednesday, July 24, 2002 and continuing for each week thereafter through and including the Maturity Date, the Company shall, as a permanent reduction of the Consignment Limit, either (i) deliver to FPM at FPM's vault in Providence, Rhode Island Consigned Precious Metal theretofore consigned but not purchased and paid for in full by the Company having an aggregate value of not less than $25,000 computed in accordance with Paragraph 2.2 hereof (the physical return of Consigned Precious Metal to FPM's vault in Providence shall be at the Company's expense and risk and shall only be credited to Company's account upon FPM's assaying the value thereof) or (ii) purchase and withdraw Consigned Precious Metal from consignment under the Consignment Facility, Consigned Precious Metal theretofore consigned but not purchased and paid for by the Company having an aggregate value of not less than $25,000 computed in accordance with Paragraph 2.2 hereof."

     6. Security. Article 4 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "4. SECURITY.

         The Obligations shall be secured by the Security Agreement. Additionally, the Obligations shall at all times be secured by and subject to FPM's prior receipt and the continued effectiveness of one or more standby irrevocable letters of credit issued on behalf of the Company by PNC (or such other financial institution(s) as may be acceptable to FPM in its discretion), substantially in the form attached hereto as Exhibit A and otherwise in form and substance satisfactory to FPM in its discretion (collectively, if more than one, the "Letter of Credit"). The Letter of Credit shall have an expiry date of no earlier than September 20, 2002 and shall by its terms be payable to FPM upon presentation of FPM's draft accompanied by a signed statement of FPM, certifying that the amount of the draft represents the sum of: (i) the dollar value of Consigned Precious Metal; and (ii) any other amounts due to FPM by the Company. The face amount of the Letter of Credit available to the drawn by FPM shall be not less than $400,000.

     7. Equity Gold. Paragraph 6.10 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "6.10. Equity Gold. Own, at all times, inventory free and clear of all liens (except liens in favor of FPM, the Bank or the Lender) with a gold content equal to not less than ten percent (10%) of the aggregate amount of then-outstanding Consigned Precious Metal."

     8. Reporting. Paragraph 6.11 (c) of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "(c) by Wednesday of each week, a gold inventory summary for the Company for the previous week, including as to the Company's compliance with Sections 6.10 and 6.18 of this Agreement, in such form as FPM shall reasonably request, certified by the chief financial officer of the Company or by an Authorized Representative of the Company;"

     9. On-Premise Requirement. Article 6 of the Consignment Agreement is hereby amended to add the following Section 6.18:

         "On-Premise Requirement. Physically maintain at all times on the Company's premises at One Labriola Court, Armonk, New York inventory owned by Company free and clear of all liens (except liens in favor of FPM, the Bank or the Lender) with a gold content equal to not less than ninety percent (90%) of the aggregate amount of then-outstanding Consigned Precious Metal."

     10. Floating Consignment Fee. Section 2.3(a) of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "(a) During such time as Consigned Precious Metal is consigned to the Company hereunder and until the same is withdrawn from consignment and paid for in full by the Company as hereinafter provided, the Company will pay (i) effective as of July 1, 2002, to FPM a fee computed daily on the value of such Consigned Precious Metal at the rate of six and three-quarters percent (6.75%) per annum or at such other rate as FPM shall announce from time to time in writing, and (ii) effective on the date of execution of the First Amendment and Agreement, to FPM a fee computed daily on the value of such Consigned Precious Metal at the rate of ten percent (10%) per annum or such other rate as FPM shall announce from time to time in writing, such fees to be accrued on a daily basis and paid to FPM not later than the fifth Business Day following the receipt of billing; further provided, however, that such rate automatically shall be increased to fourteen percent (14%) upon the occurrence of an Event of Default. A consignment fee calculated in accordance with this subparagraph shall be known as a 'Floating Consignment Fee'."

     11. Certain Defaults.

         (a) Section 7.1(i) of the Consignment Agreement is hereby amended to read in its entirety as follows:

               "(i) the occurrence of a default in the payment or performance of any of the Company's obligations or agreements to the Lender, whether now or hereafter existing and howsoever arising, incurred or evidenced, whether or not such default is waived by the Lender; or";

         (b) Section 7.1(k) of the Consignment Agreement is hereby amended to add the word "or" at the end thereof;

         (c) Section 7.1 of the Consignment Agreement is hereby amended to add a new Section 7.1(l) thereto, as follows:

               "(l) the cancellation, or other impairment of the ability of FPM to draw upon, the Letter of Credit;" and

         (d) Upon satisfaction of all Conditions Precedent (as defined below), FPM shall (i) be deemed to have waived any Event of Default arising under the Consignment Documents caused solely by the Company's failure to comply with its affirmative covenants under
               Section 6.15, 6.16 and 6.17 of the Consignment Agreement for all periods through June 30, 2002 and (ii) rescind that certain letter delivered to PNC Bank, National Association ("PNC") dated June 27, 2002 pursuant to which FPM provided PNC with "Enforcement Notice" and commenced the "Enforcement Period" as provided for and defined in that certain Intercreditor Agreement by and between FPM and PNC dated as of November 1, 1999.

     12. Deferral of Certain Charge. FPM hereby defers the Company's obligation to pay a waiver and extension fee in the amount of $3,375.00 (which the Company hereby acknowledges as due and outstanding) (the "Deferred Fee") to the date of execution of this First Amendment.

     13. Expenses. Article 9 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "9. EXPENSES

         The Company shall pay on demand all reasonable expenses of FPM in connection with the preparation, administration, default, collection, waiver or amendment of terms, or in connection with FPM's exercise, preservation or enforcement of any of its rights, remedies or options under this Agreement, including, without limitation, reasonable fees of outside legal counsel or the reasonable allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar fees or expenses, and any reasonable fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Consignment Facility or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate set forth in Paragraph 2.3(e) and be an obligation secured by any Collateral."

     14. Set-Off, Etc. Paragraph 10.7 of the Consignment Agreement is hereby amended in its entirety to read as follows:

         "10.7. Setoff. The Company hereby grants to FPM a continuing lien, security interest, right of debit and right of setoff for all liabilities and Obligations, whether now existing or hereafter arising, upon and against any and all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of FPM or any other affiliate of FleetBoston Financial Corporation or in transit to any of them. FPM is hereby authorized at any time and from time to time, without demand or notice to the Company, to set off the same or any part thereof and apply the same to any of the Obligations even though unmatured and regardless of the adequacy of any other collateral securing such Obligations. ANY AND ALL RIGHTS TO REQUIRE FPM TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE COMPANY OR ANY GUARANTORS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     15. Conditions Precedent. This agreement shall be effective upon the satisfaction of each of the following (collectively, "Conditions Precedent"):

         (a) execution and delivery of this Amendment by each of the Company and FPM;

         (b)   receipt by FPM of the Letter of Credit;

         (c) execution by the Company and delivery to FPM of the Company's resolutions substantially is the form attached as Exhibit B hereto;

         (d) receipt by FPM, either physically at FPM's vault in Providence, Rhode Island or through a recognized third party, of the return of 100 fine troy ounces gold of Consigned Precious Metal; and

         (e) receipt by FPM of the Company's payment of the Deferred Fee and of FPM's costs (including reasonable attorneys' fees and expenses) relating to the negotiation, drafting and execution of this Amendment and all matters incidental thereto.

     16. Miscellaneous.

         (a) Article 10 of the Consignment Agreement is hereby amended to add a new Section 10.16 and a new Section 10.17 to read as follows:

         "10.16. Integration. This Agreement and the other Consignment Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Consignment Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by the Consignment Documents, and no party is relying on any promise, agreement or understanding not set forth in the Consignment Documents.

         10.17. Pledge to Federal Reserve. FPM may at any time pledge all or any portion of its rights under any of the Consignment Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release FPM from its obligations hereunder or under the other Consignment Documents."

         (b) Section 3 of the Security Agreement is hereby amended in its entirety to read as follows:

         "Section 3. Filing; Further Assurances. The Debtor irrevocably designates and appoints each Secured Party as Debtor's true and lawful attorney with full power of substitution and revocation to prepare, execute, deliver, and file or record in the name of the Debtor all financing statements, amendments, continuation statements, title certificate lien applications and other documents deemed by the Secured Party to be necessary or advisable to secure, evidence, perfect or to continue the perfection of the Security Interests. The Debtor hereby irrevocably authorizes each Secured Party to file the aforesaid documents without the signature of the Debtor. The Debtor will pay the cost of filing or recording the aforesaid documents or filing or recording this Agreement in all public offices wherever filing or recording is deemed by the Secured Parties to be necessary or desirable."

         (c) Except as amended hereby, the Consignment Documents shall remain in full force and effect and are in all respects hereby ratified and affirmed.

         (d) The Company hereby affirms each representation, warranty and covenant set forth in the Consignment Documents as if fully set forth herein in full. The Company acknowledges and confirms that there are no defenses, claims or setoffs available to the Company which would operate to limit its obligations under the Consignment Documents and hereby releases any and all such defenses, claims and setoffs, and hereby further releases any and all causes of action or any other type of claim against FPM or its employees, representatives, officers and agents of any type whatsoever, whether or not now known, and regardless of the nature of the same.

         (e) The Company shall pay all out-of-pocket expenses, costs and charges incurred by FPM (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment and Agreement to be executed by their duly authorized officers as of the date first above written.


WITNESS:                                   FLEET PRECIOUS METALS INC.


                                           By:
----------------------------                  ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
----------------------------                  ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


WITNESS:                                   SEMX CORPORATION


                                           By:
----------------------------                  ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



STATE OF NEW YORK
COUNTY OF __________

On the ____ day of July, 2002, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he/she is the ________________________ of SEMX CORPORATION, and that the foregoing is his/her free act and deed and the free act and deed of SEMX Corporation.



                                               ---------------------------------
                                               Notary Public
                                               My Commission Expires____________

                                    EXHIBIT A

                            FORM OF LETTER OF CREDIT

Amount: U.S.$[150,000]                          Date of Issuance: July ___, 2002

Fleet Precious Metals Inc.
111 Westminster Street
Providence, RI 02903

Ladies and Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit No. ____ at the request and for the account of SEMX Corporation, a Delaware corporation ("Company"), for an amount not to exceed in the aggregate U.S. [$150,000 ONE HUNDRED FIFTY THOUSAND DOLLARS] in favor of Fleet Precious Metals Inc. ("FPM") available by FPM's sight draft drawn on us and bearing the clause "Drawn under Letter of Credit No. ____ of PNC Bank, National Association issued July ___, 2002 accompanied by a signed statement by an authorized representative of FPM certifying:

     (a) That an Event of Default has occurred as defined in that certain Consignment Agreement between Fleet Precious Metals Inc. and SEMX Corporation dated as of June 30, 2000, as the same may have been amended from time to time ("Agreement"); and

     (b) That the amount of the draft represents the sum of: (i) the dollar value of precious metals on consignment from Fleet Precious Metals Inc. to SEMX Corporation under the Agreement; and (ii) any other amounts due to Fleet Precious Metals Inc. from SEMX Corporation.

Partial and multiple drawings are permitted.

We hereby undertake with FPM that a draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us if presented to this office on or before September 20, 2002.

This Letter of Credit is subject to the International Standby Practices ISP98
(1998), International Chamber of Commerce, Publication No. 590.

Sincerely,

PNC BANK, NATIONAL ASSOCIATION


By:
   ------------------------------
   Authorized Signature

                                    EXHIBIT B
                                    ---------

                         CERTIFIED CORPORATE RESOLUTIONS
                         -------------------------------

To:   Fleet Precious Metals Inc.
      111 Westminster Street
      Providence, RI 02903
      Att'n:   Paul M. Mongeau
               Vice President

     The undersigned Secretary of SEMX CORPORATION, a Delaware corporation (the "Corporation"), hereby certifies that at a meeting of the Board of Directors of the Corporation duly called and held as of the ____ day of July, 2002 at which meeting a quorum was duly present and acting throughout, the following votes were duly adopted:

     VOTED: That the Chairman, the President, any Vice President or Treasurer of the Corporation, signing singly, and their respective successors in office, be and they hereby are authorized, empowered and directed on behalf of the Corporation to do and perform all acts and things and to execute, acknowledge and deliver all instruments and documents of whatsoever kind and nature necessary or incidental to or required by Fleet Precious Metals Inc., a Rhode Island corporation ("FPM"), for the transaction of all of the business of the Corporation with FPM, and, without limiting the generality of the foregoing, in particular (i) to sign, endorse or deposit any and all drafts, notes, acceptances, documents of title, contracts for the opening of commercial credits and for the creation of acceptances, and spot or forward contracts in foreign exchange, and the use is hereby authorized of a rubber stamp endorsement on drafts, notes and acceptances whose proceeds are credited to any account of the Corporation with FPM; (ii) to borrow and otherwise effect consignments, loans and advances or any extensions of credit, at any time and in any amount or form, for this Corporation from FPM; (iii) to sell to or discount with FPM any or all commercial paper, receivables and other evidences of debt at any time held by the Corporation; and (iv) to pledge, hypothecate, mortgage, assign, transfer, endorse and deliver to FPM as security for the payment of any obligation at any time owed to FPM, any and all property of every description, real or personal, and any interest therein at any time held by the Corporation; and it is further

     VOTED: That the Corporation enter into a First Amendment and Agreement (the "Amendment Agreement") with FPM pursuant to which the parties will amend that certain Amended and Restated Consignment Agreement by and between FPM and the Corporation dated as of June 30, 2000 (the "Consignment Agreement"): (i) to extend the maturity of the consignment facility to August 15, 2002; (ii) to reduce the facility limit and to amend the equity gold, financial reporting and several other terms and covenants contained therein; (iii) to provide for the issuance of a standby letter of credit to further secure the obligations of the Corporation to FPM; (iv) to provide for Certain standard documentation provisions common to all facilities extended by FleetBoston Financial Corporation affiliates; and (v) to make certain other conforming or otherwise necessary changes in the Consignment Agreement; which Amendment Agreement is to be substantially in the form presented to this meeting, with such changes in the text, form and terms thereof as the officer of the Corporation executing such document may deem necessary or desirable and proper (the necessity or desirability and propriety of such changes to be conclusively evidence by the execution and delivery of such document); and it is further

     VOTED: That the Chairman, the President, any Vice President or Treasurer be, and any one of them acting singly hereby is, authorized, empowered and directed to execute, acknowledge and deliver to FPM the Amendment on behalf of the Corporation; and it is further

     VOTED: That the Chairman, the President, any Vice President or Treasurer be, and any one of them hereby is, authorized, empowered and directed to execute, acknowledge and deliver to FPM any and all other documents (including, without limitation, any UCC Financing Statements) and to take any and all other action as such officer deems appropriate to effectuate the purposes of these resolutions; and any and all documents and agreements heretofore executed, acknowledged and delivered and acts or things heretofore done to effectuate the purposes of these resolutions are hereby in all respects ratified, confirmed and approved as the act or acts of the Corporation; and it is further

     VOTED: That FPM is hereby authorized to rely upon these resolutions and the following certificate of the Secretary of the Corporation until FPM receives written notice of the revocation thereof.

     I hereby certify that I have personally examined the Articles or Certificate of Incorporation and By-laws and all amendments thereto of the Corporation and the agreements, indentures and other instruments to which the Corporation is a party; that neither the resolutions set forth above nor any action taken or to be taken pursuant thereto are or will be in contravention of any provision or provisions of the Articles or Certificate of Incorporation or By-laws of the Corporation or any agreement, indenture or other instrument to which the Corporation is a party; that neither the Articles or Certificate of Incorporation of the Corporation nor any amendment thereto contains any provisions requiting any vote or consent of shareholders of the Corporation to authorize any creation of a security interest in all or any part of the Corporation's property or any interest therein or to authorize any other action taken or to be taken pursuant to such resolutions; that the foregoing resolutions are and remain in full force and effect on and as of the date of this certificate, and have not been amended or revoked; and that the following were duly elected to and are now holding the offices set opposite their signatures:

Title                         Name                       Signature
-----                         ----                       ---------

Chairman
                             -----------------------     -----------------------

President
                             -----------------------     -----------------------

Vice President
                             -----------------------     -----------------------

Secretary, Treasurer and      Mark A. Koch
Controller                                               -----------------------

     I certify that attached hereto is a true and correct copy of the bylaws of the Corporation.

     IN WITNESS WHEREOF, I have set my hand and affixed the seal of the Corporation as of the ____ day of July, 2002.


                                              ----------------------------------
                                              Mark A. Koch
                                              Secretary




                                       3